                                                                EXHIBIT 10.7 (v)

                               AMENDMENT NO. 4 TO
                      SENIOR SUBORDINATED CREDIT AGREEMENT

          This AMENDMENT NO. 4 (this "Amendment") to the Senior Subordinated
                                      ---------
Credit Agreement referred to below is dated as of June 30, 1996 and entered into by and among CB Commercial Real Estate Group, Inc., a Delaware corporation, formerly known as Coldwell Banker Group, Inc. (the "Borrower"), CB Commercial
                                                    --------
Holdings, Inc., a Delaware corporation ("CB Holdings"), the other parties listed
                                         -----------
on the signature pages hereto (collectively with CB Holdings, the "Guarantors"),
                                                                   ----------
and Sumitomo Finance (Dublin) Limited, a limited liability company organized and existing under the laws of the Republic of Ireland (the "Lender").
                                                         ------

                                    RECITALS
                                    --------

          WHEREAS, the parties hereto are parties to the Senior Subordinated Credit Agreement dated as of July 20, 1990, as amended by Amendment No. 1 thereto dated as of October 10, 1991, as further amended by Amendment No. 2 thereto dated as of June 30, 1994 and, as further amended by Amendment No. 3 thereto dated as of June 30, 1995 (as so amended, the "Credit Agreement");
                                                       ------ ---------

          WHEREAS, the Borrower has advised the Lender that it proposes to acquire all of the issued and outstanding capital stock of L.J. Melody & Company, a Texas corporation, and L.J. Melody & Company of California, a Texas corporation;

          WHEREAS, after the Melody Acquisition, L.J. Melody & Company will be a wholly-owned Subsidiary of the Borrower;

          WHEREAS, the Borrower has requested the Lender to modify the provisions of Sections 6.1 and 6.5 of the Credit Agreement to permit Borrower to consummate the Melody Acquisition on substantially the terms set forth in the Melody Acquisition Documents as in effect on the Amendment Effective Date; and

          WHEREAS, the Lender is willing to enter into this Amendment on the terms and conditions set forth herein.

                                   AGREEMENT

          1.    Definitions. Terms defined in the Credit Agreement (as amended
                -----------
hereby) and not otherwise defined herein are used herein as therein defined.


          2.    Amendments to Credit Agreement. Effective on the Amendment
                ------------------------------
Effective Date (as defined in Section 11 herein), the Credit Agreement is hereby amended as follows:
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               2.1  Amendment to Section 1.1.
                    ------------------------

          (a) Section 1.1 of the Credit Agreement is hereby amended by inserting therein, in appropriate alphabetical order, the following definitions of terms:

           "Melody" means L.J. Melody & Company, a Texas corporation.
            ------

           "Melody Acquisition" shall mean, collectively, (i) the purchase by CB
            ------------------
     Commercial Mortgage Company, Inc., a California corporation that is a wholly-owned Subsidiary of the Borrower ("CB Mortgage"), of (x) all of the issued and outstanding capital stock of Melody pursuant to and in accordance with the terms of the Melody Stock Purchase Agreement and (y) all of the issued and outstanding capital stock of Melody California pursuant to and in accordance with the terms of the Melody California Stock Purchase Agreement, for aggregate consideration in an amount not in excess of $15,000,000, of which not more than $9,000,000 shall be paid in cash upon consummation thereof and at least $3,000,000 of which shall be paid by issuance of the Melody Seller Senior Notes to the Melody Stockholders and at least $3,000,000 shall be paid by issuance of the Melody Seller Contingent Notes to the Melody Stockholders, and (ii) consummation of the merger (the "Melody Merger") of CB Mortgage with and into Melody, a wholly-
                  ------ ------
     owned Subsidiary of CB Mortgage, pursuant to and in accordance with the terms of the Melody Merger Agreement and the subsequent merger of Melody California with and into Melody.

          "Melody Acquisition Documents" means, collectively, the Melody Stock
           ----------------------------
     Purchase Agreement, the Melody California Stock Purchase Agreement, the Melody Merger Agreement and each agreement, document and instrument ancillary thereto entered into in connection therewith, in each case together with all schedules and exhibits thereto.

          "Melody California" means L.J. Melody & Company of California, a Texas
           -----------------
     corporation.

          "Melody California Stock Purchase Agreement" means the Stock Purchase
           ------------------------------------------
     Agreement dated as of June 27 1996 among the Borrower, CB Mortgage and the Melody Stockholders party thereto, and all schedules and exhibits thereto, as in effect on the Amendment Effective Date (as defined in Amendment No. 4 hereto dated as of June 30, 1996 (the "Fourth Amendment")).

          "Melody Loan Arbitrage Facility" means a credit facility provided to
           ------------------------------
     Melody by any depository bank in which Melody deposits payments made on mortgage loans for which Melody is servicer prior to distribution of such payments to or for the benefit of the holders of such loans, so long as (i) Melody applies all proceeds of loans made under such credit facility to purchase Permitted Investments, and (ii) all Permitted Investments purchased by Melody with the proceeds of loans thereunder (and proceeds thereof and distribution thereon) are pledged to the depository bank providing such credit facility, and such bank has a first priority perfected security interest therein, to secure loans made under such credit facility.

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

           "Melody Merger Agreement" means the Agreement and Plan of Merger
            -----------------------
     between CB Mortgage and Melody providing for the merger of CB Mortgage with and into Melody, and the articles or certificate of merger, if any, required to be in the office of the secretary of state, or other public official, in any jurisdiction in order to effect the Melody Merger.

           "Melody Mortgage Warehousing Facility" means the credit facility
            ------------------------------------
      provided by Residential Funding Corporation ("RFC"), pursuant to which RFC makes loans to Melody, the proceeds of which loans are applied by Melody to fund commercial mortgage loans originated and owned by Melody subject to an unconditional, irrevocable commitment to purchase such mortgage loans by the Federal Home Loan Mortgage Corporation so long as loans made by RFC to Melody thereunder are secured by a pledge of commercial mortgage loans made by Melody with the proceeds of such loans, and RFC has a perfected first priority security interest therein, to secure loans made under such credit facility.

           "Melody Permitted Indebtedness" means Indebtedness of Melody under
            -----------------------------
      the Melody Loan Arbitrage Facility, the Melody Mortgage Warehousing Facility and the Melody Working Capital Facility, and in respect of the Melody Seller Senior Notes and the Melody Seller Contingent Notes.

           "Melody Seller Contingent Notes" means the Contingent Promissory
            ------------------------------
      Notes due July 1, 2001 issued by CB Mortgage to the Melody Stockholders, in substantially the form attached as Exhibit B to the Melody Stock Purchase Agreement, in an aggregate principal amount not in excess, at any time, of $3,000,000 less the aggregate amount of payments of principal
                          ----
      thereof required to be made in respect thereof at or prior to such time in accordance with the terms thereof.

           "Melody Seller Senior Notes" means the Senior Promissory Notes due
            --------------------------
      July 1, 1998 issued by CB Mortgage to the Melody Stockholders, in substantially the form attached as Exhibit A to the Melody Stock Purchase Agreement, in an aggregate principal amount not in excess, at any time, of $3,000,00 less the aggregate amount of payments of principal required to
                ----
      be made in respect thereof at or prior to such time in accordance with the terms thereof.

           "Melody Stock Purchase Agreement" means the Stock Purchase Agreement
            -------------------------------
      dated as of June 27, 1996 among the Borrower, CB Mortgage and the Melody Stockholders party thereto, and all schedules and exhibits thereto, as in effect on the Amendment Effective Date (as defined in the Second Amendment).

           "Melody Stockholders" means, together, Lawrence J. Melody and John M.
            -------------------
      Bradley.

           "Melody Working Capital Facility" means a credit facility provided by
            -------------------------------
      a financial institution to Melody, so long as (i) the proceeds of loans thereunder are applied only to provide working capital to Melody, (ii) loans under such credit facility are unsecured, and (iii) the aggregate principal amount of loans outstanding under such credit facility

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

     at no time exceeds $1,000,000.

               2.2. Amendment to Section 6. 1. Section 6.1 of the Credit
                    -------------------------
Agreement is hereby amended as follows:

          (a) Exception (xiii) to Section 6.1 is hereby renumbered as Exception (xv) to Section 6.1, and the reference therein to clauses (i)-(xii) is hereby amended to be a reference to clauses (i)-(xiv).

          (b)  The following language is hereby added before the new Exception
(xv) to Section 6.1, as exceptions (xiii) and (xiv), respectively, to Section
6.1:

          "(xiii)  Melody Permitted Indebtedness;"

          "(xiv) Indebtedness of the Borrower comprised of a guarantee by Borrower of the Melody Seller Senior Notes and the Melody Seller Contingent Notes; and"

               2.3.  Amendment to Section 6.5. Section 6.5 of the Credit
                     ------------------------
Agreement is hereby amended by deleting the word "and" and inserting a "," in lieu thereof before "(ii)" in the paragraph and inserting after the word "Indebtedness" but before the ";" on the fourth line from the bottom of the paragraph, the following:

     ", (iii) Liens on Permitted Investments owned by Melody, to secure Indebtedness under the Melody Loan Arbitrage Facility, if such Permitted Investments were acquired by Melody with the proceeds of incurrence of such Indebtedness and (iv) Liens on commercial mortgage loans originated and owned by Melody subject to an irrevocable, unconditional commitment to purchase such commercial mortgage loans made by the Federal Home Loan Mortgage Corporation, to secure Indebtedness of Melody under the Melody Warehousing Facility;"

               2.4. Amendment to Section 7.1. Section 7.1 of the Credit
                    ------------------------
Agreement is hereby amended by (i) deleting the word "or" at the end of clause "J"; (ii) inserting the word "or" at the end of clause "K" therein; and (iii) inserting at the end thereof a new clause "L," as follows:

     "L.  Default under Melody Permitted Indebtedness
          -------------------------------------------

      A default or event of default, however designated, shall occur and be continuing under any of the Melody Permitted Indebtedness."

      3.  Financial Reporting. In addition to the financial statements and
          -------------------
other reports required by Section 5.1 of the Credit Agreement to be delivered by the Borrower to the Lender, the Borrower will deliver to the Lender (a) as soon as practicable and in any event within 90 days after the end of each Fiscal Year, a balance sheet of Melody and the related statements of income, stockholders' equity and cash flow of Melody for such Fiscal Year, setting

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

forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail, certified by the Chief Financial Officer of the Borrower as fairly presenting the financial condition of Melody as at the end of such Fiscal year and the results of its operations and cash flow for such Fiscal Year; and (b) as soon as practicable and in any event within 30 days after the end of each month, a balance sheet of Melody as at the end of such month and the related statement of income of Melody for such month and the portion of the Fiscal Year ended at the end of such month, setting forth in each case in comparative form the figures for the corresponding periods of the prior Fiscal Year, all in reasonable detail and certified by the Borrower's Chief Financial Officer as fairly presenting the financial condition of Melody as at the date indicated and the result of its operations for the period indicated, subject to normal year-end adjustments.

          4.    No Further Amendments. Except as expressly waived herein or
                ---------------------
amended hereby, (a) the Credit Agreement, as amended hereby, the Note, the Payment-in-Kind Note, the Pledge Agreement and all other instruments and agreements executed thereunder and all other Loan Documents are in all respects ratified and confirmed and shall remain unchanged and in full force and effect,
(b) the Lender does not hereby waive any existing or future Default or Event of Default or any right or privilege of the Lender under the Credit Agreement, and
(c) the Lender is not precluded from exercising any of its rights or privileges under the Credit Agreement. Nothing contained in this Amendment shall obligate the Borrower or the Lender to enter into any further amendment or modification of the Credit Agreement.

          5.    Representation and Warranties.
                ------------------------------

          5.1.  General. Borrower hereby represents and warrants to Lender that
                -------
no Default or Event of Default exists under the Credit Agreement, or would occur under the Credit Agreement as a result of the modifications thereto effected hereby, and that the representations and warranties of Borrower set forth in
Article IV of the Credit Agreement, Section 4 of Amendment No. 1 thereto,
Section 3 of Amendment No. 2 thereto, and Section 7 of Amendment 3 thereto, respectively, are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly speak only as of a prior date, in which case such representations and warranties were true and correct on and as of such prior date.

          5.2.  The Melody Acquisition. The Borrower hereby represents and
                ----------------------
warrants to the Lender that it has provided to the Lender copies of all Melody Acquisition Documents, and that the form of each Melody Acquisition Document last furnished to the Lender prior to the Amendment Effective Date is a true, correct and complete copy of such document as executed by the parties thereto on or prior to the Closing Date (as defined in the Melody Stock Purchase Agreement) and is in full force and effect in such form, without amendment, modification or waiver on and as of the Closing Date. The Borrower hereby agrees that it shall not, without the prior written consent of the Lender, which may be given or withheld in the Lender's sole discretion, enter into any amendment or modification of any Melody Acquisition Document, or enter into any agreement ancillary thereto, which would increase the obligations of or burdens on the Borrower or any of its Subsidiaries under any Melody Acquisition Document or decrease the benefits to which it is entitled thereunder.

          6.    Governing Law. This Amendment shall be governed by and construed
                -------------
in accordance with the laws of the State of New York.

          7.    Counterparts. This Amendment may be executed in any number of
                ------------
counterparts, each of which, when so executed and delivered, shall be deemed an original. All such counterparts taken together shall constitute but one and the same instrument.

          8.    Reaffirmation of Guarantee. Each Guarantor (a) consents to the
                --------------------------
amendments, waivers and other transactions effected by this Amendment and (b) confirms and agrees that the Guarantees contained in Article X of the Credit Agreement (i) are the legal, valid and binding obligations of the Guarantors enforceable against each of them in accordance with their respective terms, and
(ii) shall after the Amendment Effective Date extend to and guarantee all obligations of the Borrower arising under or in connection with the Credit Agreement as amended by this Amendment.

          9.    Pledge Agreement. CB Holdings, as Pledgor under the Stock Pledge
                ----------------
Agreement, (a) consents to the amendments, waivers and other transactions effected by this Amendment and (b) confirms and agrees that (i) all references in the Stock Pledge Agreement to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby, (ii) the pledge set forth therein of the "Collateral" (as defined therein) is, and will as of the Amendment Effective Date be the legal, valid and binding obligation of CB Holdings, enforceable against it in accordance with its terms, securing the "Secured Obligations" (as defined therein), and (iii) after the Amendment Effective Date all of such Collateral shall additionally extend to and secure all obligations of the Borrower arising under or in connection with the Credit Agreement as amended by this Amendment.

          10.   Fees and Expenses. The Borrower shall reimburse the Lender on
                ------------------
demand for all expenses incurred by the Lender, including but not limited to reasonable fees and expenses of counsel, in connection with the preparation, negotiation, execution, administration and enforcement of this Amendment and other documents contemplated by this Amendment.

          11.   Effectiveness. This Amendment shall be effective as of the date
                -------------
first written above on the later of (a) the Closing Date (as defined in the Melody Stock Purchase Agreement, or (b) the date on which a counterpart hereof shall have been executed and delivered by each of the parties hereto, including without limitation the Guarantors identified below, or (c) the date on which an amendment or waiver, in form and substance satisfactory to the Lender, becomes effective under the Senior Credit Agreement, with respect to the matters referred to herein, or (d) the date on which the Additional Guarantee and Affirmation of Guarantee shall have been executed by Melody and Melody California and become effective or (e) the date on which the fees described in this Amendment have been paid (the "Amendment Effective Date").

          12.   Subordination. The Borrower, the Guarantors and the Lender
                -------------
confirm and agree for the benefit of the lender under the Senior Credit Agreement and any other holders of Senior Debt that (a) the subordination provisions contained in Article VIII of the Credit Agreement continue in full force and effect and apply to the Credit Agreement as amended hereby, and (b) the Intercreditor Agreement continues in full force and effect, in each case after giving effect hereto and to Amendment No. 2 to Second Amended and Restated Senior Secured

Credit Agreement dated as of June 30, 1996 (the "New Senior Amendment"). The
                                                 --------------------
Senior Credit Agreement, as amended and modified by the New Senior Amendment, shall continue to enjoy the benefits of the subordination set forth in Article VIII of the Credit Agreement and in the Intercreditor Agreement.

          13.   Amendment Fee. The Borrower hereby agrees to pay to the Lender,
                -------------
concurrently with the execution of this Amendment, a non-refundable amendment fee in the amount of Twenty Thousand Dollars ($20,000) in lawful money of the United States of America.


                                       [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

BORROWER:                                  LENDER:
- --------                                   ------

CB COMMERCIAL REAL ESTATE                  SUMITOMO FINANCE (DUBLIN)
GROUP, INC.                                LIMITED

By:                                        By:
   --------------------------------           --------------------------------
Name:  David A. Davidson                   Name:  Yozo Furuya
Title: Senior Executive Vice President     Title: Managing Director


GUARANTORS:
- ----------

CB COMMERCIAL HOLDINGS, INC.

By:
   --------------------------------
Name:  David A. Davidson
Title: Senior Executive Vice President

CB COMMERCIAL MORTGAGE COMPANY, INC.,
CB COMMERCIAL REAL ESTATE GROUP OF IOWA,
INC., CB COMMERCIAL REALTY ADVISORS,
INC., SUTTER FREMONT REAL ESTATE MERCHANT
CAPITAL CORPORATION, CB COMMERCIAL
BROKERAGE, INC., SUTTER FREMONT PROPERTY
SERVICES, INC., CB COMMERCIAL REAL ESTATE
FUND MANAGEMENT, INC., CB COMMERCIAL
REAL ESTATE MANAGEMENT SERVICES, INC.,
CB COMMERCIAL SUTTON & TOWNE, INC.,
SUTTON & TOWNE N.J., INC., SUTTER
FREMONT, INC., and CB COMMERCIAL WAREHOUSE
PROPERTY CORP.

By:
   ---------------------------------
Name:  David A. Davidson
Title: Vice President

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